Exhibit 99.1

2006 Analyst Day Event
    Realizing Our Dream

Forward Looking Statements

Statements used in this presentation that relate to future plans, events, financial results or performance are forward-looking statements that are subject to certain risks and uncertainties including, among others, such factors as our ability to continue to successfully execute our strategic initiatives and growth strategy; the efficiency and effectiveness of our advertising and marketing programs; consumer acceptance of our products, new product offerings and brand image; our ability to execute our retail store distribution strategy; our ability to execute our wholesale distribution strategy; our ability to maintain cost-effective sales, production and delivery of our products; inflationary pressures caused by rising fuel and commodity costs; the impact of outstanding litigation claims, including the potential impact of any adverse publicity; competitive trends in the bedding industry;
uncertainties arising from general economic conditions, consumer confidence and global events, as well as the risk factors listed from time to time in the company’s filings with the SEC, including the company’s Annual Report on Form 10-K and other periodic reports filed with the SEC.

Chairman and Chief Executive Officer
    Bill McLaughlin

Reinvented a commodity product,
dramatically enhancing quality and service…

Built a vertically integrated supply chain to
ensure consistent quality…

Focused on company-owned stores to deliver
a distinctive retail experience…

Created a brand experience worthy of a
premium price

Starbucks’ Story

Old line industry leaders, highly recognizable
brand names, but not strong brand

Premium price of mass market products

Huge markets, growth only in premium
segments

Strong gross margins

Growth accelerated by word of mouth

Strong management teams

Industry skepticism high in early years

Other Similarities

Similar Financial Performance

Net Operating Profit

($ in millions)

$75

$(50)

0

1996

2005

Revenue

($ in millions)

$750

0

SBUX  1989

SCSS  1998

SBUX

SCSS

1996

2005

SBUX  1989

SCSS  1998

SBUX

SCSS

SBUX Circa ’96 Closely

Resembles SCSS Circa ‘05

SBUX

SCSS

1996

2005

698

691

57

69

42

44

11%

37%

~3%

~6%

Sales

Operating Income

Net Income

ROE

U.S. Market Share

Essentially the Same Story!

Select Comfort’s Story

  Reinvented a commodity product, dramatically
  enhancing quality and service…

  Focused on company-owned stores to deliver
  a distinctive retail experience…

  Built a vertically integrated supply chain to
  ensure consistent quality…

  Created a brand experience worthy of a
  premium price

Total Customer Experience
Prepurchase
Purchase
Delivery
Product
Customer Service
Relationship Management

www.selectcomfort.com
NASDAQ: SCSS

Consumer Loyalty Experience

"Get down before you hurt yourself."

NASDAQ: SCSS

Starts with Differentiated

Product/Service

Comfort Pad
Mattress Cover
Support Foam
Air Chambers
Foundation
Firmness Control℠ System

www.selectcomfort.com

NASDAQ: SCSS

Why Our Business Model?

Differentiated Product that’s Complex

Air Control System

Chambers

Sewing

Daily Use

10-20 Years

Marketing and Sales Challenge

Consumers—low interest, long purchase cycle, skeptical

Selling—longer process, more Q&A, confidence

High Cost of Customer Acquisition—“Razor Blade” for Leverage

Referral

Repeat

Accessories

Total Experience of Customer Satisfaction

Business Model

Industry

Select Comfort

Brand

Sell

Make

Deliver

Service

Relationship

Mfg 1

Mfg 2

Mfg 3

Retail 3

Retail 2

Retail 1

Retail

Mfg

Delivery

Service

Customer

Customer

Awareness

Distribution

Innovation

Leverage

People

&

Systems

Expand

Strategies

Awareness

Distribution

Innovation

Leverage

People

&

Systems

Expand

Strategies/Competitive Advantages

1. Product Design

2. Brand

3.    Quality, Cost,

           Flexibility, Service

5.    Balance Sheet and

          Cash

4.    Controlled

           Distribution

6.  People & Culture

Realizing Our Dream

Revenue

($ in billions)

$1.2

0

$150

$(50)

0

Net Operating Profit

($ in millions)

2000

2007E

2000

2007E

2005

2005

Doug

Awareness

Keith

Distribution

Doug

Innovation

Kathy

Leverage

People

&

Systems

Expand

Agenda

Awareness

Distribution

Innovation

Leverage

People

&

Systems

Expand

SVP, Chief Marketing Officer

Doug Collier

select comfort

15 20 25 30 35 40
50
35
Everybody has a Sleep Number.
What's yours?

Chief Marketing Officer
    Doug Collier

Agenda

Market Opportunity

Strong Starting Platform

Opportunities to Enhance and Advance

The Size of Our Opportunity

5.5%

1.6%

2005E U.S. Mattress Industry

Source:  International Sleep Products Association (ISPA) and company information.

Wholesale

$6.3 billion

Units

22 million

2002

2005E

The Size of Our Opportunity

75%

40%

$500+ Price Point Segment - Queen Sets

69%

Source:  International Sleep Products Association (ISPA) and company information.

2005E

2010E

The Size of Our Opportunity

$35B

$40B

0

U.S. Mattress

U.S. Bedding Accessories

Int’l Mattress

Estimated Retail Market

Source:  International Sleep Products Association (ISPA), CSIL Milano and company information.

Firmer
Softer
Why Back Pain Sufferers Sleep Better On Air®!
TRY IT FOR 30 NIGHTS!
For a FREE VIDEO and Brochure, call now!
1-800-831-1211
Ext. 28620
Yes! Please rush me a FREE Video and Brochure.
SELECT COMFORT

www.selectcomfort.com NASDAQ: SCSS

Situation in 2000

Low awareness…
number one barrier to
growth

Air bed had negative
connotations…and not
proprietary

Dominated by company’s
direct-marketing heritage

15 20 25 30 35 40
50
35
Everybody has a Sleep Number.
What's yours?

www.selectcomfort.com
NASDAQ: SCSS

Our Marketing Model

Broad appeal of Sleep
Number® concept and
advertising campaign

Focus on unique product
feature of personalized
comfort

Message strongly integrated
across all brand touchpoints

Major investment in media
to drive awareness

% Unaided Awareness

www.selectcomfort.com NASDAQ: SCSS

National Unaided Brand Awareness

Jan-02

Jul-02

Jan-03

Jul-03

Jan-04

Jul-04

Jan-05

Jul-05

Sealy

Sealy

Simmons

SCSS

TPX

Source:  Third-party research.

13%

60%

0%

Moving the Model Forward

Compelling

Creative

Media

Investment

Differentiated

Product

In-Store

Experience

Consumer

Loyalty

Moving the Model Forward

Compelling

Creative

Media

Investment

Differentiated

Product

In-Store

Experience

Consumer

Loyalty

New Sleep Number®
campaign…leverage across
all touchpoints

New web-site

Communicate store
experience

Moving the Model Forward

Compelling

Creative

Media

Investment

Differentiated

Product

In-Store

Experience

Consumer

Loyalty

Continue increasing media
investment…efficiently

$ in Millions
As % of Sales

www.selectcomfort.com NASDAQ: SCSS

2000

2006E

Media Spending

$120

0

15%

7%

Moving the Model Forward

Compelling

Creative

Media

Investment

Differentiated

Product

In-Store

Experience

Consumer

Loyalty

Continue increasing media
investment…efficiently

Increase on-line spending 4X

Increased use of retail
activation tools

Experience a New Way to Shop for Better Sleep.
Only at a Select Comfort store, can you:
Find Your Sleep Number For a Perfect Night's Sleep
Discover the Science Behind the Sleep Number Bed
Experience a Custom Pillow Fitting
Find Pillows Designed for the Way You Slee
18 MONTHS NO PAYMENTS, NO INTEREST
15% OF
ALL PILLO
select comfort
CREATOR OF THE SLEEP NUMBER BED
Presidents' Day Sale
10 Days Only
FIRMER
SOFTER
No Payments No Interest
18
MONTHS
Shop For Total Sleep Comfort in One Store
Visit a SELECT COMFORT store today.

www.selectcomfort.com

NASDAQ: SCSS

New Tools – Sunday Inserts

Moving the Model Forward

Compelling

Creative

Media

Investment

Differentiated

Product

In-Store

Experience

Consumer

Loyalty

R&D investment up 2X
…build pipeline of
innovation

Accessories growth…new
products, unique features

Moving the Model Forward

Compelling

Creative

Media

Investment

Differentiated

Product

In-Store

Experience

Consumer

Loyalty

New in-store and lease line
tools to drive traffic and
brand

Advance store design and
in-store experience

Moving the Model Forward

Compelling

Creative

Media

Investment

Differentiated

Product

In-Store

Experience

Consumer

Loyalty

Redesign loyalty program
…drive referrals and repeat
purchase

Consumer insight…refine
and customize message

Summary

Strong and Expanding Market Opportunity

Strong Starting Marketing Platform

Opportunities to Enhance and Advance

Awareness

Distribution

Innovation

Leverage

People

&

Systems

Expand

Keith Spurgeon
SVP, GM - Consumer Channels

select comfort

select comfort
CREATOR OF THE SLEEP NUMBER® BED

Senior Vice President and
General Manager,
Consumer Channels
    Keith Spurgeon

Integrating Sales and Marketing

Compelling

Creative

Media

Investment

Differentiated

Product

In-Store

Experience

Consumer

Loyalty

Differentiation and Sustainable
Competitive Advantage

Maximize Revenue and
Operating Leverage

Improve Distribution and
Sales Experience

Increase Awareness and
Traffic

Advantaged Distribution

Retail

Direct

eCommerce

Retail Partners

Other

Total

Retail Stores - 77%

Direct – 11%

eCommerce – 5%

Retail Partners – 3%

2005 Revenue Mix

Other – 4%

2000-2005

20%

9%

34%

NM

NM

20%

CAGR

Advantaged Distribution

Control

Brand

Distribution

Selling Process

Focus

Personnel

Product

Customer Loyalty

Be Where the
Customer is

Lifetime Customer
Relationship

Retail Stores - 77%

Direct – 11%

eCommerce – 5%

Retail Partners – 3%

2005 Revenue Mix

Other – 4%

Sustainable Growth

Same Store

New Stores

Retail
Partners

New
Channels

Continued
Organic
Growth

5% - 10%
Annual Store
Count Growth

Increasing
Share of Retail
Partners’
Business

Incremental
Opportunities

The Store is the Core

Growing
Revenues

Same Store
Sales

New Stores

Consumer-
Driven Mix

Bedding

Accessories

Compelling
Store Model

2003

2004

2005

2006E

49%

64%

77%

90%

0

8%

14%

20%

Stores >$2M

Stores >$1M

Stores <$1M

450

Stores Open > 12 Months

Targeted New Store Economics ($000)

~12 months

Payback

$200+

Store Investment

22%

Profit Margin

$200

First Year Profit

$900

First Year Sales

The Store is the Core

The Store is the Core

600-650 Stores

Non-Mall

396 Stores

Mall-Based
Locations

Mall-Based
Locations

Non-Mall

The Store is the Core

Store Locations

Promotions

People

Compensation & Incentives

In-Store Tools

Store Experience

Retention /

Stability

Traffic /

Higher Conversion

Customer Satisfaction

Retail Partner Strategy

Objectives

Principles

Criteria

Preferred Partners

Healthy Back

Everybody
What's Yours?

www.selectcomfort.com
NASDAQ: SCSS

Retail Partner Strategy

Objectives

Leverage
Advertising

Increase Market
Share

First Choice of
Retail Partners

Pre-empt
Competition

Better Bedding

Retail Partner Strategy

Objectives

Principles

Semi-Exclusive

Controlled
Program

Incremental

Criteria

Preferred Partners

Sleep Train

Retail Partner Strategy

Objectives

Principles

Criteria

Dominant Player

Quality Success

Brand Building

Preferred Partners

Mattress Firm

Find Yours Now.

www.selectcomfort.com

NASDAQ: SCSS

Retail Partner Strategy

Objectives

Principles

Criteria

Preferred Partners

Exclusivity

Brand Strength

Product Quality

Service & Support

Dedicated
Trainers

Leading Bedding Retailers

Source:  Furniture|Today, Aug. 1, 2005

# Stores

370

318

314

108

Select Comfort

Sleepy’s

Mattress Firm

The Sleep Train

2004

Sales Rank

# 1

# 2

# 3

# 8

Integrating Sales and Marketing

Compelling

Creative

Media

Investment

Differentiated

Product

In-Store

Experience

Consumer

Loyalty

Differentiation and Sustainable
Competitive Advantage

Maximize Revenue and
Operating Leverage

Improve Distribution and
Sales Experience

Increase Awareness and
Traffic

Awareness

Distribution

Innovation

Leverage

People

&

Systems

Expand

SVP, Global Operations

Kathy Roedel

Senior Vice President,
Global Operations
    Kathy Roedel

Relationship Management
Prepurchase
Purchase
Delivery
Product
Customer Service

www.selectcomfort.com
NASDAQ: SCSS

Introducing Global Operations

Sourcing

          Logistics

             Home

           Delivery

        Customer

        Service

         Manufacturing

Product

Design

Secret Weapon…

Delivering competitive advantage

Driving customer loyalty

Keys to Advantage & Loyalty

Complex product – history and scale

Flexible JIT supply chain – quality, cost, cash

Integrated, company owned Service

People & culture

Complex, Differentiated Product

More than a bed…a “sleep system”

User Interface - Controls

Service 7 days/week

20 Year Durability

Modularity

  Air Control System

Salt Lake City UT

Minneapolis

Key Operations Locations

Foundations

    Fabric

   Foam

     Foam

    Foam

     Foundations

Foundations

   Foam

Foundations

Foundations

Foundations

2 Manufacturing Locations + HQ (Partner Fulfillment)

Global & Local Suppliers

Home Delivery thru 100+ cross docks

Keys to Advantage & Loyalty

Complex product – history and scale

Flexible JIT supply chain – quality, cost, cash

Integrated, company owned Service

People & culture

Just In Time – Flexibility & Cash

Select Comfort

Manufacturing

Customer’s

Home

Suppliers

Build to Order

Ship < 48 hours

No warehouse

    …no inventory

Short supply lines

Hrs –> Days Raw Mat’l

Customer sees

    “out of box” quality

Quality…Zero Defect Culture

Designed for manufacture & service-ability

Suppliers… qualified, certified, audited,
selectively exclusive

Mistake Proofed Processes

Quality Built In – “Do / Check”

Rapid Response – daily customer pulse

Keys to Advantage & Loyalty

Complex product – history and scale

Flexible JIT supply chain – quality, cost, cash

Integrated, company owned Service

People & culture

Select Customer Service

Customer care specialists

     …Sleep Number bed owners!

Continuous Improvement

Closed loop process

Rapid response

Zero

Defect

Culture

Customer Data
Root Cause

Analysis

Design & Mfg

Improvements

Great

Customer

Service

All Channels, 7 days/week

Metrics & Incentives

Delivering The
Key to a Perfect
Night's Sleep
SLEEP NUMBER
75 80 85 90 95

www.selectcomfort.com NASDAQ: SCSS

Home Delivery Service

Select Comfort controls the entire customer experience

…right into their bedroom!

Centralized Scheduling

White Glove Treatment

Great Feedback

Seals the deal…best
bed buying decision!

Product

Design

Productivity

“JIT”

Supply Chain

Flexibility

& Cost

Co.-owned

Service

Faster

Order    Delivery

Building on Success

People &

Culture

Even deeper

bench

Refined design for mfg

Six Sigma pilots

Dual sourcing strategy

2010 capacity plan

Pilot new network design

Continuous optimization

Training and staffing

Keys to Advantage & Loyalty

Complex product – history and scale

Flexible JIT supply chain – quality, cost, cash

Integrated, company owned Service

People & culture

Operations Leadership Team

Kathy Roedel

Global Operations

4/4/05

Joy Grant

Administrative Support

  3/31/92

Mark Sponsler

Home Delivery

3/1/05

Darrell Olson

Logistics

11/7/95

Kathleen Graber

Supply Chain

5/31/95

Dave Menssen

Cust. Service

8/3/98

Don Hancock

Mfg – SLC, UT

5/24/99

Ron McCoy

Mfg – Irmo, SC

12/6/04

Todd Dockter

Capacity Programs

1/5/98

Hunter Saklad

Finance

10/1/04

Alix Colehour

Human Resources

8/30/04

Junell Erickson

Info Systems

2/25/02

Justin Revak

Mfg – Mpls, MN

10/2/05

Winning Team & Culture

Passion for customers and results

100% bonus participation

Innovation mindset

Community commitment

Proud of accomplishments

Bullish on our future!

Relationship Management
Prepurchase
Purchase
Delivery
Product
Customer Service

www.selectcomfort.com NASDAQ: SCSS

Global Operations

Sourcing

          Logistics

             Home

           Delivery

        Customer

        Service

         Manufacturing

Product

Design

Secret Weapon…

Delivering competitive advantage

Driving customer loyalty

Chief Financial Officer
    Jim Raabe

Sustainable Growth

  Multiple Sources of Growth

  Multiple Sources of Leverage

  Internally Funded

Revenue ($ in billions)
Operating Margin*

www.selectcomfort.com
NASDAQ: SCSS

2000

2001

2002

2003

2004

2005

2006E

2007E

$1.0B

$0

15%

-10%

12%

*Note: Before stock option expense

Realizing Our Dream

Multiple Sources of Growth

     Operating Margin

     G&A

     Media

Selling Margin (Ex-Media)

Gross Margin

Sales

Total

Wholesale

Company-
owned

*Including Radisson sales

92%

62%

31%

8%

34%*

26%*

100%

59%

31%

13%

8%

10%

Consistent Revenue Growth

+

Hospitality - year 2

Int’l - initial investment

QVC/RV

New Channels

15% - 20%

2 - 3%

100% more doors

10%      20% share of floor

Retail Partner

4 - 6%

45 - 50 Stores

New stores

9 - 11%

7-12% Target

Media + 15%

30 store relocations

e-Commerce/Direct

Same store growth

Consolidated Sales

Consistent Margin Growth to ‘07

~ 0.5 ppt

G&A

~ 1.0 ppt

Selling

~ 0.5 ppt

Marketing

- -

Gross Margin

Dollars in Millions

www.selectcomfort.com
NASDAQ: SCSS

Cash from Operations: Funds Growth

2002

2003

2004

2005

2006E

2007E

110

0

Free

Cash

Flow

Capital

THANK YOU!

Demonstrated Performance

Proven Strategies

Multiple Sources of Growth

Competitive Advantages

Strong Culture

Depth of Management